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                                                                      EXHIBIT 25
                               POWER OF ATTORNEY


         Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

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                Signatures                                   Title                               Date
                ----------                                   -----                               ----
       PRINCIPAL EXECUTIVE OFFICER

       /s/ SAMUEL L. EICHENFIELD
       ____________________________                 DIRECTOR, CHAIRMAN, PRESIDENT AND       February  9, 1995
       Samuel L. Eichenfield                        CHIEF EXECUTIVE OFFICER


       PRINCIPAL FINANCIAL AND
       ACCOUNTING OFFICER

       /s/ BRUNO A. MARSZOWSKI                      SENIOR VICE PRESIDENT-CONTROLLER        February  9, 1995
       ____________________________                 AND CHIEF FINANCIAL OFFICER
       Bruno A. Marszowski


       DIRECTORS

       /s/ G. ROBERT DURHAM
       ____________________________                                                        February  10, 1995
       G. Robert Durham

       /s/ JAMES L. JOHNSON
       ____________________________                                                         February  9, 1995
       James L. Johnson

       /s/ L. GENE LEMON
       ____________________________                                                        February  14, 1995
       L. Gene Lemon

       /s/ KENNETH R. SMITH
       ____________________________                                                         February  9, 1995
       Kenneth R. Smith

       /s/ ROBERT P. STRAETZ
       ____________________________                                                         February  9, 1995
       Robert P. Straetz

       /s/ SHOSHANA B. TANCER
       ____________________________                                                         February  9, 1995
       Shoshana B. Tancer

       /s/ JOHN W. TEETS
       ____________________________                                                        February  10, 1995
       John W. Teets

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